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                                                                    EXHIBIT 21.1

                              LTC PROPERTIES, INC.

                              LIST OF SUBSIDIARIES

                             As of December 31, 2002

COMPANY                                       STATE OF ORGANIZATION
----------------------------------------      ---------------------
Bakersfield-LTC, Inc.                                Delaware
BV Holding-LTC, Inc.                                 Delaware
Coronado Corporation                                 Delaware
Education Property Investors, Inc.                    Nevada
Emerald Gardens-LTC, Inc.                            Delaware
Florida-LTC, Inc.                                     Nevada
Illinois-LTC, Inc.                                   Delaware
Kansas-LTC Corporation                               Delaware
LTC Flower Square, Inc.                               Arizona
LTC GP I, Inc.                                       Delaware
LTC GP II, Inc.                                      Delaware
LTC GP III, Inc.                                     Delaware
LTC GP IV, Inc.                                      Delaware
LTC GP V, Inc.                                       Delaware
LTC GP VI, Inc.                                      Delaware
LTC Healthcare of Red Hills, Inc.                    Delaware
LTC Partners I, L.P.                                 Delaware
LTC Partners II, L.P.                                Delaware
LTC Partners III, L.P.                               Delaware
LTC Partners IV, L.P.                                Delaware
LTC Partners IX, L.P.                                Delaware
LTC Partners V, L.P.                                 Delaware
LTC Partners VI, L.P.                                Delaware
LTC Partners VII, L.P.                               Delaware
LTC Partners VIII, L.P.                              Delaware
LTC REMIC Corporation                                Delaware
LTC REMIC IV Corporation                             Delaware
LTC West, Inc.                                        Nevada
LTC-BBCO, Inc.                                       Delaware
LTC-Dearfield, Inc.                                   Nevada
LTC-DS, Inc.                                         Delaware
LTC-Fort Valley, Inc.                                Delaware
LTC-Gardner, Inc.                                    Delaware
LTC-GECCO, Inc.                                      Delaware
LTC-Griffin, Inc.                                     Nevada
LTC-Jessup, Inc.                                     Delaware
LTC-Jonesboro, Inc.                                   Nevada
LTC-K1 Inc.                                          Delaware
LTC-K2 Limited Partnership                           Delaware
LTC-K2 LP, Inc.                                      Delaware
LTC-K2, Inc.                                         Delaware
LTC-Lake Forest, Inc.                                Delaware
LTC-New Mexico, Inc.                                  Nevada
LTC-Ohio, Inc.                                       Delaware
LTC-Richmond, Inc.                                    Nevada
LTC-Sumner, Inc.                                     Delaware
LTC-Tampa, Inc.                                       Nevada
L-Tex GP, Inc.                                       Delaware
L-Tex L.P. Corporation                               Delaware
Missouri River Corporation                           Delaware
North Carolina Real
     Estate Investments, LLC                      North Carolina
PVC Holding-LTC, Inc.                                Delaware
Park Villa Corporation                               Delaware
Porthaven-LTC, Inc.                                  Delaware
Texas-LTC Colonial Manor
     Limited Partnership                             Delaware
Texas-LTC Limited Partnership                          Texas
Texas-LTC Woodridge
     Limited Partnership                             Delaware
University Park Convalescent Center, Inc.            Florida
Vacaville-LTC, Inc.                                  Delaware
Virginia-LTC, Inc.                                    Nevada
Western Healthcare Funding, Inc.                      Nevada